Exhibit 10.22

Electrode purchase contract
Contract no.: CS-20100801-5
Sign location: Zhejiang Changxing

Party A (Buyer): Changxing Chisen Electric Co., Ltd
Party B (Seller): JiangSu XiangFa Power Supply Co., Limited

1. Item supply: 6-DZM-12 Rechargeable battery electrode of electric motorcycles
2. Terms of supplying

    1. In a normal market situation, there are high and low season during the year. January, February, March, July, August and September are classified as a high season and the others are classified as low season. The supply of the electrode will increase by 65% when compared with high and low season.
    2. In order to protect Party A regular production level, quantity and specification are set on or before 25th-30th of each month.
    3. Party B cannot enter a sale or purchase contract with third party without Party A consent. If this is the case, Party B may breach this contract.
    4. Place of delivery: Party B shall transport all the product to Party A warehouse
    5. Delivery deadline: According to Party A's purchase order

3. Unit price: The price is set on the basis of the monthly average price shown on the website of Shanghai non-ferrous metals plus subcontracting charges RMB4, 100 per ton. The settlement is paid once a week.

4. Delivery method and location

Party B delivers the goods to specific location assigned by Party A (restricted to Changxing City). Party B bear all transportation cost, irrelevant for party A.

5. Supply and return of packaging standard, packaging material

Party B should make sure products are delivered to Party A warehouse without any discrepancies.

6. Quality inspection standard, methods, location and period

(1)Party A sampling test party B's products within 3-4 days after Party B deliver the goods to agreed location. The standard of inspection will be based solely on additional agreement "electrode technology" which mutually agreed by both parties.

Party A should store the products when it fulfills the standards. However, party B need to respond immediately if party A find out any problem during the production process.

(2)As there are risk for Party A sample testing in such a short time, products without testing does not mean that these products fulfill with the standard. Hence, If Party A find out any unqualified products or not fulfilling quality which mutually agreed during production process, party B should refund, exchange or handle instantly after receiving the complain from party A.

7. Transportation risk

Party B bear all the cost incurred before Party A stores the stocks.

8. Terms of confidential

Party B have to keep confidential for all electrode production technique, design, management and operation documents provided by Party A. Party B has to compensate all the loss suffering by Party A if breaching this confidentiality. This confidentiality terms do not have an expiry date.

9. The duty of breach:

1. Party B guarantees the products meet the quality standard of electrode technology agreement which is signed by both parties. If any products cannot meet the quality standard after verification, party A can reject to collect and ask party B to make correction. Party A can individually terminate the agreement if party B fails to meet the standard for 3 consecutive.

2. Party B should supply the goods timely on the basis of the purchases order signed by both parties, and the quality and quantity should be guaranteed. Any related losses for the delay, party B will pay party A RMB3-5 per set of goods for breaching the contract.

3. If there is any quality problem on the assembly produced battery of party due to the factors of the electrode, party B should indemnify any related loss of party A after verification of both parties.

4. Under this agreement, party A should settle the amount on schedule. If party B cannot supply goods due to the delay of the settlement of a single batch

payment more than 10 days from the due day, party A cannot charge party B and party A should compensate 1% of delay amount per day to party B.

5. Breach of other duties is resolved by "Contract Law".

10. Force majeure:

If either party cannot exercise the terms of the contract due to uncontrollable reason, the party should notify the counter party immediately. Also, the party should deliver written evidence to counter party within a week. The loss will be borne according to the situation.

11. Solving of agreement dispute

All disputes incurred from the contract should be negotiated with both parties for solutions. Otherwise, the dispute can be transferred to local court for dispute.

12. There are two copies of the contract, valid after both parties signed and chopped, Both parties should sign another electrode technology agreement separately; attach a fax copy of Party A's purchase order signed by both parties as appendix and any additional agreement have the same legal force with this agreement.

13. Effective period of the contract

This contract is effective for a year, from 2nd Aug 2010 to 1st Aug 2011.

长兴昌盛电气有限公司

合同审批签单

合同名称	极板供销合同		业务单位	江苏省翔发电源有限公司	
制定部门	采购部	部门主管签字		制定日期	2010.9.1
公司主管领导审核	签字：[signature] 2010 年 9 月 12 日				
常年法律顾问审查（或委托人）	已审 [signature] 2010.9.13 签字：[signature] 年 9 月 13 日				
财务审核	签字：[signature] 2010 年 9 月 13 日				
法人或法人授权代表批准	□ 须签 ☑ 免签 签字：　年　月　日				
档案室编号存档	CS-Q2009-PU-HT-135 签字：[signature] 10 年 9 月 15 日				

极板供销合同

甲方：长兴昌盛电气有限公司　　　　合同编号：CS-20100801-5

乙方：江苏[illegible]电源有限公司　　　　签订地点：浙江长兴

甲方因生产、经营需要购买乙方生产的系列产品，本着“互惠互利、共同发展”的原则。根据《合同法》及相关规定，双方经协商一致，自愿签订本合同，以资双方共同信守。

一、买卖标的物：6-DZM-12等各型号电动助动车蓄电池用极板。

二、标的物及供货方式：

1、随着市场的不断变化，甲方对买卖标的物的需求存在很明显的淡旺季，在双方合作过程中难免带来不畅通。根据现状，现在甲乙双方明确每年的1、2、3、7、8、9月为旺季，其余月份为淡季；淡季供货比例按旺季时供货量的65%计算；

2、乙方保证旺季供货数量不会少于每天　　套，淡季时不少于每天　　套，具体供货数量、规格型号以甲方下达的采购订单为准；

3、订单确认以每月25日至30日前确认下月供货数量及规格型号，确保甲方正常生产。

4、未经甲方同意，乙方不得再与第三方签订极板买卖合同。否则视作乙方违约，甲方有权按本合同第九条第二款对乙方加以警告及相关处置。

5、交货地点：乙方自行组织车辆，按每月每周平均量送货到甲方指定仓库。

6、交货期限：按照甲方下达的采购订单载明的交货期限。

三、标的物的价格及结算方式：

1、单价：乙方供应极板的价格按上海有色金属网1号电解铅全月（每月1日至月底）平均价格加上加工费4800元/吨。

2、由于全月平均铅价须到月底才可确定，当月开票结算按照上月的全月平均价格加上加工费4800元/吨。至当月全月平均价格确定后，供需双方再按照当月平均价加上加工费6800元/吨据实结算并多退少补。

3、付款方式为每周结算一次，每周五前凭税票结清上周货款（承兑）。

四、交货方式及交货地点：

乙方以送货方式将产品送至甲方指定地点（限长兴县范围内），运输费用由乙方承担，

与甲方无关。

五、包装标准、包装物的供应与回收：

乙方确保产品无任何损坏送至甲方仓库，如有损坏由乙方自行承担。

六、质量检验标准、方法、地点及期限：

1、乙方产品运送到交货地点后，在3-4天内由甲方对乙方产品进行抽样检验，检验标准以双方另行签订的极板技术协议为认定乙方产品质量标准唯一依据。凡符合技术协议标准甲方须验收入库，但在甲方生产过程中发现乙方所供极板有其它问题，乙方须及时解决。

2、由于甲方在短时间内采用抽检的方式具有一定的风险性和相对性，未抽样的产品并不能代表乙方的产品符合质量标准。因此，如甲方在使用中发现乙方产品质量不合格或不符合双方约定的质量标准要求，甲方告知乙方后，乙方必须及时给予退回、调换或就地处理、

七、运输途中的风险责任：

乙方产品在甲方验收入库前，一切损毁与风险均由乙方承担。

八、保密事项

乙方对甲方提供的极板生产技术、设计、工艺、管理与经营文件等所有产品的相关资料负有保密义务，不得外泄。若违反，乙方应赔偿由此给甲方造成的一切损失，乙方保密期限为长期，不受年限限制。

九、违约责任：

1、乙方保证产品符合双方另行签订的极板技术协议约定的质量标准，若不符合约定质量技术标准，经确认后，甲方有权拒收，并通知乙方整改，如连续三次达不到甲方要求，甲方有权单独解除合同。

2、乙方须按双方签订的采购订单按期供货，并且要求保质、保量。逾期交货给甲方造成的相关损失，乙方愿向甲方承担3-5元/套的违约金。

3、甲方使用乙方产品组装生产的电池，由于极板因素致使电池出现批量的质量问题，并在双方确认的前提下，如电池退回、调换等，乙方应赔偿由此给甲方造成的一切损失。

4、甲方必须按合同约定，及时向乙方支付货款。如甲方不能按时结清货款，单批次货款到期未能及时支付，如超过10天造成乙方供货脱接甲方不可以对乙方进行任何处罚，并甲方按延期货款每天1‰补偿乙方。

5、 其他违约责任按《合同法》解决。

十、不可抗力：

当事双方的任何一方由于不可抗力的原因不能履行合同时，应及时向对方通报不能履行合同的理由，并在一周内提供书面证明送达对方（或传真）确认。甲乙双方根据情况可部分或全部免于承担违约责任。

十一、合同争议的解决方式：

本合同在履行中发生争议，由双方协商解决。协商未成，涉及诉讼，应由甲方住所地人民法院解决。

十二、本合同一式两份，经双方签字盖章后生效。双方另行签订极板技术协议、及甲方的采购订单双方代表签字确认的传真件作为本合同的附件，以及未尽事宜，可订补充协议，与本合同同具法律效力。

十三、合同有效期：

本合同有效期限为一年，自2010年8月2日至2011年8月1日止。（复印件同原件一样有效）

甲 方：长兴昌盛电气有限公司

甲方代表：

2010年 8 月 2 日

乙 方：

乙方代表：

2010 年 9 月 6 日